UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 16, 2025
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
5956 Sherry Lane, Suite 700, Dallas, TX 75225	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07. Submission of Matters of a Vote of Security Holders

On October 16, 2025, Creative Media & Community Trust Corporation (the “Company”) reconvened its Special Meeting of Stockholders (the “Special Meeting”) via live webcast. The Special Meeting was previously convened and adjourned on September 23, 2025. A total of 505,193 shares were represented in person or by proxy at the reconvened Special Meeting, representing 64.0% of the shares entitled to be voted. The following were the proposals considered at the reconvened Special Meeting, all of which are described in further detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on August 27, 2025.
Proposal 1: The amendment of the Company’s charter (the “Charter”) to effect a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), by a ratio of 1:4 at any time prior to September 23, 2026 (“Proposal 1”);
Proposal 2: The amendment of the Charter to effect a reverse stock split of the Common Stock by a ratio of 1:7 at any time prior to September 23, 2026 (“Proposal 2”);
Proposal 3: The amendment of the Charter to effect a reverse stock split of the Common Stock by a ratio of 1:10 at any time prior to September 23, 2026 (together with Proposal 1 and Proposal 2, the “Reverse Stock Split Proposals”); and
Proposal 4: The adjournment of the Special Meeting one or more times to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposals (“Proposal 4”).

The following are the voting results of the proposals considered and voted upon at the reconvened Special Meeting:

1. The amendment of the Charter to effect a reverse stock split of the Common Stock, by a ratio of 1:4 at any time prior to September 23, 2026.

For	409,794
Against	91,846
Abstentions	3,553
Broker Non-Votes	—

2.    The amendment of the Charter to effect a reverse stock split of the Common Stock, by a ratio of 1:7 at any time prior to September 23, 2026.

For	405,276
Against	95,225
Abstentions	4,692
Broker Non-Votes	—

3. The amendment of the Charter to effect a reverse stock split of the Common Stock, by a ratio of 1:10 at any time prior to September 23, 2026.

For	404,237
Against	96,169
Abstentions	4,787
Broker Non-Votes	—

No adjournment of the Special Meeting was determined to be necessary or appropriate and, accordingly, the Special Meeting was not adjourned and proceeded to conclusion without consideration of a proposal to adjourn the Special Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: October 21, 2025	By:	/s/ Barry N. Berlin Barry N. Berlin Chief Financial Officer